Total Capital and Net (Loss) Income Per Common Unit	6 Months Ended
Jun. 30, 2018
Partners' Capital [Abstract]
Total Capital and Net (Loss) Income Per Common Unit
Total Capital and Net (Loss) Income Per Common Unit

At June 30, 2018, a total of 26.7% of the Partnership’s common units outstanding were held by the public. Brookfield held a total of 59.5% of the common units of the Partnership and 49% of the general partner interest. The remaining common units, as well as 51% of the general partner interest, were held by subsidiaries of Teekay Corporation. At June 30, 2018, all of the Partnership’s outstanding Series A Cumulative Redeemable Preferred Units (or the Series A Preferred Units), Series B Cumulative Redeemable Preferred Units (or the Series B Preferred Units) and Series E Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units (or the Series E Preferred Units) were held by entities other than Teekay Corporation, Brookfield and their affiliates. In early-July 2018, Brookfield, through an affiliate, exercised its option to acquire an additional 2% of the general partner ownership interests from an affiliate of Teekay Corporation in exchange for 1.0 million warrants, with each warrant exercisable for one common unit of the Partnership (see note 16).

Series E Preferred Units

In January 2018, the Partnership issued 4.8 million 8.875% Series E Preferred Units in a public offering for net proceeds of $116.0 million. Pursuant to the partnership agreement, distributions on the Series E Preferred Units to preferred unitholders are cumulative from the date of original issue, payable quarterly in arrears, when, as and if declared by the board of directors of the general partner. Distributions are payable on the Series E Preferred Units (i) from and including the original issue date to, but excluding, February 15, 2025 at a fixed rate equal to 8.875% per annum of the stated liquidation preference of $25.00 per unit and (ii) from and including February 15, 2025, at a floating rate equal to three-month LIBOR plus 6.407%. These units are listed on the New York Stock Exchange.
Net (Loss) Income Per Common Unit

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	$	$	$	$
Limited partners' interest in net (loss) income	(175,196)	(31,743)	(158,772)	(25,368)
Preferred units - periodic accretion	—	(809)	—	(1,609)
Limited partners' interest in (loss) income for basic net (loss) income per common unit	(175,196)	(32,552)	(158,772)	(26,977)
Weighted average number of common units	410,310,586	151,364,950	410,206,610	150,006,972
Dilutive effect of unit based compensation and warrants	—	—	—	—
Common units and common unit equivalents	410,310,586	151,364,950	410,206,610	150,006,972

Limited partners' interest in net (loss) income per common unit
- basic	(0.43)	(0.22)	(0.39)	(0.18)
- diluted	(0.43)	(0.22)	(0.39)	(0.18)

Limited partners’ interest in net (loss) income per common unit – basic is determined by dividing net (loss) income, after deducting the amount of net (loss) income attributable to the non-controlling interests, the general partner’s interest, the distributions on the Series A, B and E Preferred Units and, for periods prior to their repurchase, the Series C-1 and Series D Preferred Units and the periodic accretion of the Series D Preferred Units, by the weighted-average number of common units outstanding during the period. The distributions payable or paid on the preferred units for the three and six months ended June 30, 2018 were $8.0 million and $15.4 million, respectively, and $12.4 million and $24.8 million, respectively, for the three and six months ended June 30, 2017.

The computation of limited partners’ interest in net income per common unit - diluted assumes the issuance of common units for all potential dilutive securities, consisting of restricted units (see note 12), warrants and, for periods prior to their repurchase, Series C-1 and D Preferred Units. Consequently, for periods prior to their repurchase, the net income attributable to limited partners’ interest is exclusive of any distributions on the Series C-1 and D Preferred Units and the periodic accretion of the Series D Preferred Units. In addition, the weighted average number of common units outstanding has been increased assuming conversion of the restricted units and exercise of the warrants using the treasury stock method and, for periods prior to the repurchase, the Series C-1 and D Preferred Units having been converted to common units using the if-converted method. The computation of limited partners’ interest in net income per common unit - diluted does not assume the issuance of common units pursuant to the restricted units, warrants and, for periods prior to their repurchase, Series C-1 and D Preferred Units if the effect would be anti-dilutive. In periods where a loss is attributable to common unitholders all restricted units, warrants, the Series C-1 and D Preferred Units (for applicable periods) could have been anti-dilutive. In periods where income is allocated to common unitholders, the Series C-1 and D Preferred Units could have been anti-dilutive for periods prior to their repurchase.

For the three and six months ended June 30, 2018, a total of 72.3 million common unit equivalent warrants and 0.1 million restricted units were excluded from the computation of limited partners’ interest in net loss per common unit - diluted, as their effect was anti-dilutive. For the three and six months ended June 30, 2017, a total of 57.1 million common unit equivalent Series C-1 and D Preferred Units, 6.8 million common unit equivalent warrants and 0.1 million and 0.4 million, respectively, restricted units were excluded from the computation of limited partners’ interest in net (loss) income per common unit - diluted, as their effect was anti-dilutive.

The general partner’s and common unitholders’ interests in net (loss) income are calculated as if all net (loss) income was distributed according to the terms of the Partnership’s partnership agreement, regardless of whether those earnings would or could be distributed. The partnership agreement does not provide for the distribution of net (loss) income; rather, it provides for the distribution of available cash, which is a contractually defined term that generally means all cash on hand at the end of each quarter less, among other things, the amount of cash reserves established by the general partner’s board of directors to provide for the proper conduct of the Partnership’s business including reserves for maintenance and replacement capital expenditure, anticipated capital requirements and any accumulated distributions on, or redemptions of, the Series A, Series B and Series E Preferred Units, and for periods prior to their repurchase, the Series C-1 and D Preferred Units. Unlike available cash, net (loss) income is affected by non-cash items such as depreciation and amortization, unrealized gain or loss on derivative instruments and unrealized foreign currency translation gain or loss.

The general partner is entitled to incentive distributions based on the amount of quarterly cash distributions per common unit. For more information on the increasing percentages which may be used to calculate the general partner’s interest in net income or loss, please refer to the Partnership’s Annual Report on Form 20-F for the year ended December 31, 2017. Cash distributions were below $0.35 per common unit during the three and six months ended June 30, 2018 and 2017. Consequently, the increasing percentages were not used to calculate the general partner’s interest in net (loss) income for the purposes of the net (loss) income per common unit calculation for the three and six months ended June 30, 2018 and 2017.

Pursuant to the partnership agreement, allocations to partners are made on a quarterly basis.